Exhibit 10.4

SIXTH SUPPLEMENTAL INDENTURE

THIS SIXTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of May 21, 2018, among Westmoreland Coal Company, a Delaware corporation (the “Issuer”), Westmoreland San Juan Holdings, Inc., a Delaware corporation, Westmoreland San Juan, LLC, a Delaware limited liability company, San Juan Coal Company, a Delaware corporation, San Juan Transportation Company, a Delaware corporation, Westmoreland Power, Inc., a Delaware corporation, Westmoreland Energy Services, Inc. a Delaware Corporation, Westmoreland Canada LLC, a Delaware limited liability company, Westmoreland Canadian Investments L.P., a Quebec limited partnership, Basin Resources, Inc., a Colorado corporation, and Absaloka Coal, LLC, a Delaware limited liability company (collectively, the “New Guaranteeing Subsidiaries”), the other Subsidiary Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as trustee under the Indenture referred to below (the “Trustee”) and as collateral agent under the Indenture referred to below (the “Notes Collateral Agent”).

W I T N E S S E TH

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee and the Notes Collateral Agent an indenture, dated as of December 16, 2014 (as supplemented and/or amended, the “Indenture”) providing for the issuance of 8.75% Senior Secured Notes due 2022 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee and Notes Collateral Agent a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary, the Trustee and the Notes Collateral Agent covenant and agree for the equal and ratable benefit of the Holders as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 11 thereof.

3. NO RECOURSE AGAINST OTHERS. No director, manager, officer, employee, incorporator, stockholder or member of any Guaranteeing Subsidiary, as such, will have any liability for any obligations of the Issuer or any Guaranteeing Subsidiary under the Notes, the Indenture, any Note Guarantees, the Notes Collateral Documents or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws.

4. NEW YORK LAW TO GOVERN. THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE AND ENFORCE THIS SUPPLEMENTAL INDENTURE.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this instrument as to the parties hereto and may be used in lieu of the original instrument for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Issuer.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

WESTMORELAND COAL COMPANY

By:	/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Chief Administrative Officer, Chief Legal Officer and Secretary

WESTMORELAND SAN JUAN HOLDINGS, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND SAN JUAN, LLC

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

SAN JUAN COAL COMPANY

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary and General Counsel

SAN JUAN TRANSPORTATION COMPANY

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Sixth Supplemental Indenture]

WESTMORELAND POWER, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ENERGY SERVICES, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: General Counsel and Secretary

WESTMORELAND CANADA LLC

By:	/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Vice President and Secretary

WESTMORELAND CANADIAN INVESTMENTS L.P.

By:	Westmoreland Canada LLC, as General Partner of Westmoreland Canadian Investments L.P.

By:	/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Vice President and Secretary

BASIN RESOURCES, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

ABSALOKA COAL, LLC

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary and General Counsel

[Signature Page to Sixth Supplemental Indenture]

WESTMORELAND TEXAS JEWETT COAL COMPANY

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND COAL COMPANY ASSET CORP.

By:	/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

WESTMORELAND ENERGY SERVICES NEW YORK, INC.

By:	/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

HAYSTACK COAL COMPANY

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

BUCKINGHAM COAL COMPANY, LLC

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND NORTH CAROLINA POWER, L.L.C.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Sixth Supplemental Indenture]

WEI ROANOKE VALLEY, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ROANOKE VALLEY, L.P.

By:	WEI Roanoke Valley, Inc., as General Partner of Westmoreland Roanoke Valley, L.P.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

By:	Westmoreland Energy LLC, as Limited Partner of Westmoreland Roanoke Valley, L.P.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ENERGY LLC

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND RESOURCES, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Sixth Supplemental Indenture]

WRI PARTNERS, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND COAL SALES COMPANY, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WCC LAND HOLDING COMPANY, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND MINING LLC

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

DAKOTA WESTMORELAND CORPORATION

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

TEXAS WESTMORELAND COAL CO.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Sixth Supplemental Indenture]

WESTMORELAND ENERGY COMPANY

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND SAVAGE CORPORATION

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND PARTNERS

By:	Westmoreland North Carolina Power, L.L.C., its general partner

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

By:	Westmoreland Roanoke Valley, L.P., its general partner

By: WEI Roanoke Valley, Inc., its general partner

	By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Sixth Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION as Trustee and Notes Collateral Agent

By:	/s/ Christopher Gehman
Name: Christopher Gehman Title: Vice President

[Signature Page to Sixth Supplemental Indenture]